UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distribution and Return Potential from a Portfolio
Consisting Primarily of Mortgage-Backed Securities

Annual Report December 31, 2013

JLS

Nuveen Mortgage Opportunity Term Fund

JMT

Nuveen Mortgage Opportunity Term Fund 2

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Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Manager's Comments	5
Fund Leverage	8
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	13
Report of Independent Registered Public Accounting Firm	15
Portfolios of Investments	16
Statement of Assets & Liabilities	26
Statement of Operations	27
Statement of Changes in Net Assets	28
Statement of Cash Flows	29
Financial Highlights	32
Notes to Financial Statements	34
Additional Fund Information	45
Glossary of Terms Used in this Report	46
Reinvest Automatically, Easily and Conveniently	48
Board Members & Officers	49

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Nuveen Fund Board
February 21, 2014

Nuveen Investments

Portfolio Manager's

Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen Investments. NFA is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Management Company, LLP (Wellington Management), the sub-adviser for both Funds.

Wellington Management is responsible for implementing each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael F. Garrett serves as portfolio manager for these Funds.

Here Michael discusses general market conditions and trends, his management strategy and the performance of the Funds for twelve-month period ended December 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve's (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18th that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. The outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the "fiscal cliff." The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated.

On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke's June 2013 remarks about tapering the Fed's asset purchase program touched off widespread uncertainty about the next step for the Fed's quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors (Moody's) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Manager's Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed's target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39% during the reporting period.

On the other hand, signs of economic momentum and speculation over Fed tapering weighed on U.S. Treasury prices during the reporting period; for the full year 2013, 5-year, 10-year and 30-year Treasury yields rose 1.02%, 1.27% and 1.02%, respectively. Many of the major fixed income sectors, with the exception of high yield and bank loans, posted negative absolute returns due to the rise in yields. However, most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

Commercial mortgage backed securities (CMBS) performance was generally consistent with the broader credit markets for the reporting period. The first quarter of 2013 began on a positive note with the sector posting modestly positive returns following increased clarity over the U.S. "fiscal cliff." CMBS lost ground in the second quarter, on fears of a less-accommodative Fed. However, this was reversed in the third quarter when the Federal Open Market Committee (FOMC) surprised the markets with a "no-taper" decision in September. The sector outperformed in the fourth quarter as the Fed announced its long-awaited tapering plan in December and the market's modest increase in interest rates in response spurred a relief rally as it removed some uncertainty. Commercial property prices, according to the Moody's/RCA Commercial Property Price Index (CPPI), gained 13.1% year over year in November 2013 (most recent data available at the time this report was prepared). Valuations are up 49% from their lows of late 2009, but remain 11% below their 2007 peaks.

The non-agency residential mortgage-backed securities (RMBS) market rallied to start the year as the sector continued to benefit from positive home price momentum and broad based investor demand amid low market yields. However, the sell-off in rates and risk assets during the second quarter caused the residential credit market to experience significant and broad price weakness. This meaningful underperformance erased year-to-date gains for higher quality non-agency RMBS. Despite volatility surrounding Fed tapering expectations, non-agency RMBS held up relatively well in the third and fourth quarters, aided by improving housing fundamentals and a solid technical backdrop. Clarity over the Fed's measured exit strategy from its asset-purchase program and the market's modest increase in interest rates in response also supported the sector during December.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2013?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value. The Funds have a limited term of 10 years from each Fund's inception, (JLS – 11/25/09 and JMT – 2/23/10), at which time all net asset value will be distributed to shareholders of record.

Nuveen Investments

During the reporting period, we remained constructive on CMBS, but continued to believe that the non-agency RMBS sector offered better relative value and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery. We continue to monitor the impact of rising rates on commercial real estate fundamentals but remain constructive on the near-term outlook for collateral performance. Continued economic recovery, coupled with an uptick in demand and flat supply, bodes well for the longer-term health of the sector.

From a fundamental perspective, home price appreciation has slowed but remains at healthy levels. We anticipate that the rate of home price appreciation may normalize, growing at a slower pace than in 2013. This is still a positive environment for the housing market, and consequently, we maintain our constructive outlook on the non-agency RMBS sector. Overall, we believe the non-agency RMBS sector may likely continue to offer better risk-adjusted return potential relative to other fixed-income sectors.

At the beginning of the reporting period, each Fund remained invested, through separate feeder funds, in a master fund (Master PPIP Fund) managed by Wellington Management that invests directly in MBS and other assets eligible for purchase under the Public-Private Investment Program (PPIP) established by the U.S. Department of the Treasury. During the reporting period, the Master PPIP Fund's investments were liquidated, its leverage was repaid and the remaining proceeds were returned to investors, including the Funds, in accordance with the terms of the PPIP program. Income and proceeds received by each Fund as part of this managed wind down have been invested directly in MBS and other permitted investments in accordance with each Fund's investment objectives. In addition, the Funds' leverage obtained through its indirect investment in the Master PPIP Fund has been replaced with other leverage arrangements directly at the Fund level. Such other direct forms of leverage include the use of reverse repurchase agreements, which the Funds employed during the reporting period. Beginning in mid-November, the Funds began to transition to a bank borrowing facility as the primary source of leverage, and as a result we reduced our funding from reverse repurchase agreements. This transition was completed shortly after the end of the reporting period.

How did the Funds perform during this twelve-month reporting period ended December 31, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the one-year and since inception periods ended December 31, 2013. For the twelve-month reporting period, the Funds' shares at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds invest.

The Funds' allocation to the non-agency RMBS sector, including Prime, Alternative-A (Alt-A) and subprime, was the primary contributor to performance during the reporting period. The Funds' exposure to the CMBS sector also benefited performance as it posted positive absolute total returns, driven by legacy CMBS, which are defined as commercial mortgage pass through securities issued before January 1, 2009. In addition, the Funds' allocation to consumer asset-backed securities (ABS) was a positive contributor to performance.

On the other hand, the Funds' allocation to agency collateralized mortgage obligations (CMOs) negatively impacted returns, as interest rate volatility impacted prepayment expectations during the reporting period. Ever changing expectations over when the Fed would withdraw its stimulus was a big driver of market volatility. Despite this, the momentum of home price appreciation and negative net new issuance continued to support performance in the residential sector. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds' limited terms.

The Funds also utilized U.S. Treasury futures to hedge against rises in interest rates and utilized interest rate swap contracts for duration management purposes during the reporting period. These positions had a modest positive impact on performance during the reporting period.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of financial leverage through their use in the Master PPIP Funds, bank borrowings and reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Funds decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Funds generally are rising. The Funds' use of leverage through their investments in reverse repurchase agreements and bank borrowings had a positive effect on performance over this reporting period.

As of December 31, 2013, the Funds' percentages of effective and regulatory leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	26.39%	27.43%
Regulatory Leverage*	23.28%	24.41%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

During the period, the Funds employed leverage through the Master PPIP Fund, bank borrowings and reverse repurchase agreements. As noted previously, the Master PPIP Fund was wound down during the reporting period. As of December 31, 2013, the values of the Funds' outstanding bank borrowings and reverse repurchase agreements (excluding accrued interest) are as shown in the accompanying table.

	JLS	JMT
Bank Borrowings	$124,550,000	$39,450,000
Reverse Repurchase Agreements	$22,645,000	$6,730,000

Refer to Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives and Note 8 – Borrowing Agreements for further details.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of December 31, 2013. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current fiscal period, each Fund adopted a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's cash flows from investment strategies. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategy. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from cash flows (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

Share Information (continued)

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2013. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet their distributions.

As of December 31, 2013	JLS	JMT
Inception date	11/25/09	2/23/10
Fiscal year (calendar year) ended December 31, 2013:
Per share distribution:
From net investment income	$1.44	$1.43
From long-term capital gains	1.32	2.22
From short-term capital gains	—	0.04
Return of capital	0.06	0.03
Total per share distribution	$2.82	$3.72
Distribution rate on NAV	10.91%	14.83%
Current distribution rate*	7.29%	7.44%
Average annual total returns:
1-Year on NAV	7.96%	7.05%
Since inception on NAV	11.15%	11.26%

*  Current distribution rate is based on each Fund's current annualized monthly distribution divided by the Fund's current market price. Each Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

SHARE REPURCHASES

During November 2013, the Nuveen Funds' Board of Directors/Trustees reauthorized the Funds' open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of their outstanding shares.

Since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

	JLS	JMT
Shares Cumulatively Repurchased and Retired	—	—
Shares Authorized for Repurchase	1,590,000	485,000

OTHER SHARE INFORMATION

As of December 31, 2013, and during the current reporting period, the share prices of the Funds' were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
Share NAV	$25.84	$25.08
Share Price	$23.14	$22.97
Premium/(Discount) to NAV	(10.45)%	(8.41)%
12-Month Average Premium/(Discount) to NAV	(3.55)%	(3.98)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Mortgage-Backed Securities (MBS) Risk. Investing in MBS entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Limited Term Risk. It is anticipated that JLS will terminate on or before November 30, 2019 and JMT will terminate on or before February 28, 2020, although each could terminate sooner or later under certain conditions. Because the assets of the Funds will be liquidated in connection with their respective terminations, each may be required to sell portfolio securities when they otherwise would not desire to do so, including at times when market conditions are not favorable, which may cause them to lose money.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Risk Considerations (continued)

Prepayment Risk. MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. The relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgage-related and asset-backed securities may be difficult to predict precisely. To the extent that a Fund purchases mortgage-related securities at a premium, prepayments may result in loss of the Fund's principal investment to the extent of any unamortized premium.

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	Since Inception[1]
JLS at NAV	7.96%	11.15%
JLS at Share Price	(4.85)%	7.31%
Barclays U.S. Aggregate Bond Index	(2.02)%	3.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Fund Allocation2

(as a % of net assets)

Mortgage-Backed Securities	136.6%
Asset-Backed Securities	0.5%
Reverse Repurchase Agreements	(5.6)%
Borrowings	(30.3)%
Other[4]	(1.2)%

Credit Quality2,3

(as a % of total investments)

AAA/U.S. Guaranteed	8.9%
AA	1.4%
A	4.0%
BBB	2.6%
BB or Lower	83.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 11/25/09.

2  Holdings are subject to change.

3  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

4  Other assets less liabilities.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	Since Inception[1]
JMT at NAV	7.05%	11.26%
JMT at Share Price	(1.84)%	7.91%
Barclays U.S. Aggregate Bond Index	(2.02)%	3.83%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Fund Allocation2

(as a % of net assets)

Mortgage-Backed Securities	140.5%
Asset-Backed Securities	0.5%
Reverse Repurchase Agreements	(5.5)%
Borrowings	(32.3)%
Other[4]	(3.2)%

Credit Quality2,3

(as a % of total investments)

AAA/U.S. Guaranteed	9.1%
AA	1.1%
A	2.1%
BBB	3.4%
BB or Lower	84.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 2/23/10.

2  Holdings are subject to change.

3  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

4  Other assets less liabilities.

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Mortgage Opportunity Term Fund

Nuveen Mortgage Opportunity Term Fund 2:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (hereinafter referred to as the "Funds") at December 31, 2013, the results of each of their operations and of each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 27, 2014

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of Investments December 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 137.1% (100.0% of Total Investments)
	MORTGAGE-BACKED SECURITIES – 136.6% (99.6% of Total Investments)
	Residential – 136.6%
$2,700	American Credit Auto Receivables 12-3D, 144A	5.000%	12/16/19	BB	$2,717,053
1,835	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	AA	1,923,994
6,500	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.655%	10/25/35	B–	5,041,023
8,837	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.405%	9/25/36	CCC	5,809,129
3,497	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6, (3)	6.000%	7/25/46	Caa3	2,854,003
7,800	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.457%	7/20/36	Caa1	6,788,808
4,355	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	3,998,734
981	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.673%	5/20/36	Caa2	909,160
7,864	Bank of America Funding Trust, 2007-A 2A1	0.327%	2/20/47	CCC	6,574,227
8,826	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.335%	1/25/37	Caa3	6,372,939
6,941	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.345%	3/25/37	Caa3	5,659,948
3,599	Bear Stearns Adjustable Rate Mortgage Trust 2005-3, (3)	2.709%	6/25/35	CCC	3,177,901
5,230	Bear Stearns Adjustable Rate Mortgage Trust 2007-5	5.071%	8/25/47	D	4,611,242
1,220	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.702%	7/25/36	D	1,007,526
4,929	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.504%	10/25/36	D	3,810,017
8,136	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.108%	6/25/47	D	7,303,078
1,778	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.401%	2/25/36	Caa3	1,232,172
7,123	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.484%	2/25/36	Caa3	6,013,659
5,807	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	4.835%	2/25/47	D	4,870,827
3,805	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.812%	2/25/47	D	3,026,990
4,168	Bear Stearns Alt-A Trust II, Mortgage Pass-Through Certificates Series 2007-1	2.584%	9/25/47	D	2,566,582
6,040	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.325%	6/25/46	Ca	3,752,042
6,426	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.556%	8/25/46	Ca	3,939,291
2,328	Bear Stearns Asset Backed Securities I Trust 2002-EC2	0.565%	2/25/36	BBB	2,213,373
2,685	CAI Funding II Limited, Series 2012-1A, 144A	3.470%	10/25/27	A	2,649,183
6,490	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.645%	10/25/35	BB–	5,246,140
6,985	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.315%	6/25/37	CCC	5,874,664
7,461	Chaseflex Trust Series 2007-2	0.445%	5/25/37	CCC	6,594,627
1,533	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006-AR2	2.840%	3/25/36	Caa3	1,288,997
2,774	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.735%	8/25/35	Caa2	2,418,391
8,987	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.385%	1/25/37	CCC	6,458,564
2,209	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	4.695%	3/25/37	D	1,703,292
1,891	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.754%	7/25/37	Caa3	1,574,596
2,461	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.591%	11/25/36	D	1,828,022
3,774	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.700%	11/25/36	D	2,817,276
3,820	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.577%	10/15/45	BBB–	3,378,423
2,058	Connecticut Avenue Securities, Series 2013-C01	2.165%	10/25/23	BBB–	2,067,010
2,746	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	5.350%	11/25/35	Ca	2,082,059
742	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	545,124
6,098	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	4,984,587
2,423	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	1,906,020
162	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	4.840%	3/25/47	Caa2	158,175
7,239	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.305%	8/25/37	Caa3	5,291,765
2,701	Countrywide Asset Backed Certificates Trust 2005-IM1	0.565%	11/25/35	BBB+	2,441,690
5,704	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.315%	3/25/47	AAA	4,200,407
2,591	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.536%	3/20/36	CCC	2,055,640
1,490	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.054%	2/20/36	Caa3	1,223,469
5,799	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	5.050%	11/20/35	Caa3	4,949,504
1,026	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	5.319%	9/25/37	D	919,779
998	Countrywide Home Loans Mortgage Pass- Through Trust Certificates, Series 2006-HYB3	2.625%	5/20/36	Caa3	823,516

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$7,116	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	2.862%	4/25/37	D	$5,760,551
4,073	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.415%	4/25/36	Ba3	3,964,873
154	CPS Auto Trust, 144A	7.500%	4/16/18	A+	155,818
5,057	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.435%	11/25/35	B+	4,558,856
5,939	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.285%	8/25/36	CCC	3,623,245
1,057	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.375%	6/25/37	Caa3	799,572
3,953	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates Series 2005-12	2.785%	3/25/36	Caa3	2,989,562
1,359	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.716%	5/25/36	D	1,234,195
14,045	Fannie Mae Alternative Credit Enhanced Securities, (I/O)	6.895%	3/25/41	Aaa	2,713,807
4,427	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.475%	12/25/36	Aaa	685,066
6,058	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.235%	12/25/36	Aaa	850,842
9,404	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.135%	8/25/37	Aaa	1,294,913
13,271	Fannie Mae Real Estate Mortgage Investment Conduit, Series, 2012-9 CS, (I/O)	6.385%	2/25/42	Aaa	2,090,721
2,621	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.415%	10/25/36	Aaa	433,217
5,979	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.335%	1/25/40	Aaa	812,679
5,728	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.483%	5/15/36	Aaa	909,543
7,759	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.453%	7/15/36	Aaa	1,127,862
6,500	First Franklin Mortgage Loan Trust, Collateralized Mortgage Obligation, Series 2005-FFH3	0.695%	9/25/35	B3	5,974,326
3,791	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	3,215,766
2,662	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-A7	2.238%	9/25/35	Caa2	2,314,203
7,407	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.665%	2/25/37	Caa3	5,002,206
3,432	First Horizon Alternative Mortgage Securities, Mortgage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	Caa3	2,911,032
232	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.632%	5/25/37	D	186,186
2,370	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.534%	8/25/37	D	1,947,544
7,612	Freddie Mac Collateralized Mortgage REMIC Series 3028, (I/O)	6.583%	9/15/35	Aaa	1,265,691
2,868	Freddie Mac Mortgage Loan, Series 3311 IB, (I/O)	6.243%	5/15/37	Aaa	468,646
5,635	Freddie Mac Multi-Class Certificates, (I/O)	6.133%	8/15/35	Aaa	785,142
1,140	Freddie Mac Multi-Class Certificates, (I/O)	6.983%	6/15/36	Aaa	190,935
3,219	Freddie Mac Multi-Class Certificates, (I/O)	6.833%	8/15/36	Aaa	526,799
7,329	Freddie Mac Multi-Class Certificates, (I/O)	6.533%	12/15/36	Aaa	1,118,082
1,899	Freddie Mac Multi-Class Certificates, (I/O)	6.503%	12/15/36	Aaa	203,459
3,574	Freddie Mac Multi-Class Certificates, (I/O)	6.233%	6/15/39	Aaa	462,249
3,079	Freddie Mac Multi-Class Certificates, (I/O)	6.033%	10/15/39	Aaa	449,076
11,374	Freddie Mac Multi-Class Certificates, (I/O)	6.053%	1/15/40	Aaa	1,626,718
5,575	Freddie Mac Multi-Class Certificates, (I/O)	6.283%	2/15/40	Aaa	789,336
9,969	Freddie Mac Multiclass Certificates, Series 3157, (I/O)	6.983%	5/15/36	Aaa	1,987,208
3,536	Freddie Mac Multiclass Certificates, Series 3502, (I/O)	5.983%	1/15/39	AAA	475,241
4,000	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A, (3)	4.687%	10/25/30	AA+	4,139,652
2,870	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2010-K6, 144A	5.358%	12/25/46	Aaa	3,049,254
1,115	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.818%	6/25/47	A–	1,102,339
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.790%	1/25/43	Aaa	259,873
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.750%	11/25/40	Aaa	2,024,080
11,406	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.660%	7/25/41	Aaa	1,319,145
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.726%	9/25/41	Aaa	1,990,297
5,400	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701, (I/O)	2.108%	7/25/48	Aaa	384,712
6,257	Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF01, (I/O)	1.969%	7/25/40	Aaa	800,455
13,675	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.288%	1/25/41	Aaa	1,761,130
2,798	Freddie Mac REMICS, (I/O)	6.403%	9/15/36	Aaa	380,991
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	1,202,680
5,523	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	2.916%	9/19/35	CCC	5,148,427
5,064	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	4,093,891
3,755	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.001%	4/19/36	Caa3	3,196,879
4,786	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.395%	3/25/36	Caa3	4,104,126
7,679	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.615%	8/25/37	CCC	6,312,273
7,456	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.627%	1/25/36	D	6,710,596
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	468,499
10,992	Granite Master Issuer PLC Series 2006-3	0.247%	12/20/54	Aaa	10,847,334

Nuveen Investments

JLS  Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$2,281	GSAA Home Equity Trust Series 2007-5	0.265%	3/25/47	CCC	$1,281,151
3,096	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	2,305,347
4,232	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.747%	4/25/36	D	3,530,649
4,204	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	2.849%	5/25/47	D	3,504,350
6,115	HarborView Mortgage Loan Trust 2006-12	0.406%	12/19/36	CC	4,023,184
7,679	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.425%	1/25/36	Caa1	6,359,963
4,125	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.275%	10/25/36	CCC	2,081,993
2,000	Impac Secured Assets Corporation 2004-3	1.065%	11/25/34	AA+	1,656,812
1,962	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.223%	8/25/36	B2	1,910,114
3,980	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.654%	7/25/37	Caa2	3,629,185
3,226	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.285%	7/25/36	D	2,406,260
7,708	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.158%	6/25/37	Ca	5,597,688
3,300	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	CC	2,739,974
4,170	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa2	4,341,875
1,364	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	1,135,944
6,304	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8, (3)	0.545%	1/25/37	Caa3	4,124,211
5,000	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	5,045,385
2,300	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	2,376,993
7,500	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.425%	5/25/37	Caa1	5,391,863
4,357	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	2.590%	10/25/36	Caa2	3,646,396
1,996	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.755%	6/25/36	Caa2	1,630,121
737	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	2.730%	6/25/37	D	646,558
6,579	LB UBS Commercial Mortgage Trust Series 2007-C2, Pass-Through Certificates	5.493%	2/15/40	A	6,942,470
2,500	LB UBS Commercial Mortgage Trust, Series 2006-C4	5.878%	6/15/38	Ba2	2,595,870
4,726	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2, (3)	2.544%	8/25/36	Caa2	4,158,641
7,222	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.158%	6/25/37	D	5,561,131
9,065	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.494%	12/25/35	CCC	8,455,306
3,800	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM, (3)	5.858%	6/12/50	B–	3,891,101
7,660	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006-HE1	0.455%	1/25/36	CCC	6,232,544
5,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.689%	4/15/49	Ba2	5,169,005
4,600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.544%	11/12/49	A1	5,021,061
3,270	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.835%	3/25/36	Caa3	2,546,263
5,848	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.425%	12/25/35	BB+	5,357,527
7,233	Mortgage IT Trust, Notes 2005-4	0.445%	10/25/35	BB+	6,386,630
619	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	5.161%	4/25/35	B–	514,375
4,377	Renaissance Home Equity Loan Trust 2005-3, (3)	4.934%	8/25/35	Ba3	4,226,972
4,974	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	2,967,677
4,294	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.355%	7/25/36	Caa3	3,116,120
7,439	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.531%	9/25/35	Caa3	6,101,343
4,627	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	3,852,155
2,648	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	2,088,068
2,374	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.268%	5/25/35	Ca	1,908,861
3,500	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.665%	7/25/35	B	2,942,723
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.455%	2/25/36	CCC	5,899,897
3,098	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	4.015%	7/27/37	D	2,539,247

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$2,025	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	3.700%	9/25/36	D	$1,667,969
3,486	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.148%	4/25/37	Caa2	2,971,130
3,729	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.148%	4/25/37	Caa2	3,177,938
3,204	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	Caa3	2,591,836
2,505	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	3.288%	2/25/36	Caa2	2,184,423
2,413	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	3.790%	8/25/36	D	2,022,383
6,043	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1, (3)	2.462%	2/20/47	CCC	5,065,647
877	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	911,865
285	SMA Issuer LLC 2012-LV1, 144A	3.500%	8/20/25	Baa3	285,353
953	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.915%	1/25/35	BB+	865,010
5,828	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.355%	7/25/37	CCC	4,329,822
3,510	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	2.976%	4/25/37	D	2,890,249
794	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.593%	10/25/37	Caa1	732,307
1,902	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.118%	10/25/37	Caa1	1,731,201
5,406	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.737%	2/25/37	D	4,497,513
3,740	TAL Advantage LLC, Series 2013-1A A, 144A	2.830%	2/22/38	A	3,631,877
2,868	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2005-1, (3)	2.360%	4/25/45	A+	2,882,016
4,200	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B	4,036,528
3,825	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.239%	10/15/44	BB	3,738,972
2,117	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.065%	11/25/36	D	1,780,012
3,084	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.016%	1/25/37	D	2,513,075
1,953	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	4.402%	6/25/37	D	1,671,915
2,899	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	2,119,918
6,574	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.043%	12/25/36	D	5,525,824
4,878	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.086%	12/25/36	D	4,115,459
1,667	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,404,075
4,475	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA2	6.000%	6/25/37	D	4,000,040
3,060	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA6	2.671%	12/28/37	D	2,414,420
597	Wells Fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass-Through Certificates	2.612%	10/25/36	D	545,051
1,003	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.621%	10/25/36	Caa2	884,806
342	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	2.678%	10/25/36	CCC	318,446
3,686	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	5.917%	11/25/37	Caa2	3,290,352
7,202	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.625%	12/28/37	Caa3	6,539,980
4,745	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR10	2.685%	7/25/36	D	4,286,697
325	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	2.616%	9/25/36	Caa1	294,855
735	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	2.739%	9/25/36	Caa2	670,526
1,425	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.626%	4/25/36	D	1,334,038
2,094	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.631%	4/25/36	CC	2,018,185
861,382	Total Residential				560,639,154
$861,382	Total Mortgage-Backed Securities (cost $534,902,488)				560,639,154

Nuveen Investments

JLS  Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 0.5% (0.4% of Total Investments)
	Wireless Telecommunication Services – 0.5%
$2,065	GTP Acquisition Partners I LLC, 144A	4.704%	5/15/18	Ba3	$2,020,526
$2,065	Total Asset-Backed Securities (cost $2,065,000)				2,020,526
	Total Long-Term Investments (cost $536,967,488)				562,659,680
	Reverse Repurchase Agreements – (5.6)%				(22,744,303)
	Borrowings – (30.3)% (4), (5)				(124,550,000)
	Other Assets Less Liabilities – (1.2)%				(4,833,007)
	Net Assets – 100%				$410,532,370

Investments in Derivatives as of December 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	Short	(45)	3/14	$(5,369,063)	$73,004
U.S. 10-Year Treasury Note	Short	(32)	3/14	(3,937,500)	82,373
				$(9,306,563)	$155,377

For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(4)  Borrowings as a percentage of Total Investments is 22.1%.

(5)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

I/O  Interest only security.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of Investments December 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 141.0% (100.0% of Total Investments)
	MORTGAGE-BACKED SECURITIES – 140.5% (99.6% of Total Investments)
	Residential – 140.5%
$835	American Credit Auto Receivables 12-3D, 144A	5.000%	12/16/19	BB	$840,274
610	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	AA	639,584
2,000	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.655%	10/25/35	B–	1,551,084
2,676	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.405%	9/25/36	CCC	1,759,138
924	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	Caa3	689,398
1,064	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	868,610
2,400	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.457%	7/20/36	Caa1	2,088,864
1,452	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	1,332,911
326	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.673%	5/20/36	Caa2	302,390
2,447	Bank of America Funding Trust, 2007-A 2A1	0.327%	2/20/47	CCC	2,045,921
2,734	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.335%	1/25/37	Caa3	1,974,362
2,158	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.345%	3/25/37	Caa3	1,760,008
1,107	Bear Stearns Adjustable Rate Mortgage Trust 2005-3, (3)	2.709%	6/25/35	CCC	977,816
1,601	Bear Stearns Adjustable Rate Mortgage Trust 2007-5	5.071%	8/25/47	D	1,411,703
374	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.702%	7/25/36	D	308,555
2,039	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.504%	10/25/36	D	1,575,823
2,498	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.108%	6/25/47	D	2,241,985
539	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.401%	2/25/36	Caa3	373,285
2,182	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.484%	2/25/36	Caa3	1,842,186
1,784	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	4.835%	2/25/47	D	1,496,267
907	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.812%	2/25/47	D	721,676
1,291	Bear Stearns Alt-A Trust II, Mortgage Pass-Through Certificates Series 2007-1	2.584%	9/25/47	D	794,904
1,196	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.325%	6/25/46	Ca	742,954
1,987	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.556%	8/25/46	Ca	1,218,337
723	Bear Stearns Asset Backed Securities I Trust 2002-EC2	0.565%	2/25/36	BBB	687,821
835	CAI Funding II Limited, Series 2012-1A, 144A	3.470%	10/25/27	A	823,513
2,000	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.645%	10/25/35	BB–	1,616,684
2,155	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.315%	6/25/37	CCC	1,812,441
2,312	Chaseflex Trust Series 2007-2	0.445%	5/25/37	CCC	2,043,587
572	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subordinated REMIC Pass-Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	471,514
202	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006-AR2	2.840%	3/25/36	Caa3	169,605
429	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.735%	8/25/35	Caa2	373,624
2,794	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.385%	1/25/37	CCC	2,008,017
615	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.754%	7/25/37	Caa3	512,530
1,180	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.577%	10/15/45	BBB–	1,043,597
614	Connecticut Avenue Securities, Series 2013-C01	2.165%	10/25/23	BBB–	617,164
867	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	5.350%	11/25/35	Ca	657,492
674	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.765%	10/25/36	Caa3	471,722
1,842	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	1,353,852
713	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	527,714
1,895	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	1,549,444
748	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	588,771
2,224	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.305%	8/25/37	Caa3	1,625,575
866	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.635%	8/25/37	D	545,140
837	Countrywide Asset Backed Certificates Trust 2005-IM1	0.565%	11/25/35	BBB+	756,834
2,141	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.315%	3/25/47	AAA	1,576,335
2,145	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.536%	3/20/36	CCC	1,701,781
543	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa3	497,295
1,801	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	5.050%	11/20/35	Caa3	1,536,863

Nuveen Investments

JMT  Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$310	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	5.319%	9/25/37	D	$278,038
302	Countrywide Home Loans Mortgage Pass- Through Trust Certificates, Series 2006-HYB3	2.625%	5/20/36	Caa3	249,591
2,330	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	2.862%	4/25/37	D	1,886,198
382	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.415%	4/25/36	Ba3	371,788
1,220	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	D	1,046,034
1,618	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	2.726%	9/25/47	D	1,336,719
53	CPS Auto Trust, 144A	7.500%	4/16/18	A+	53,306
1,597	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.435%	11/25/35	B+	1,439,397
1,876	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.285%	8/25/36	CCC	1,144,183
317	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.375%	6/25/37	Caa3	239,872
1,950	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates Series 2007-3	5.746%	4/25/37	Caa3	1,130,364
644	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates Series 2005-12	2.785%	3/25/36	Caa3	486,752
411	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.716%	5/25/36	D	373,016
4,332	Fannie Mae Alternative Credit Enhanced Securities, (I/O)	6.895%	3/25/41	Aaa	837,041
1,660	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.475%	12/25/36	Aaa	256,900
2,019	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.235%	12/25/36	Aaa	283,614
3,135	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.135%	8/25/37	Aaa	431,615
4,102	Fannie Mae Real Estate Mortgage Investment Conduit, Series, 2012-9 CS, (I/O)	6.385%	2/25/42	Aaa	646,223
813	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.415%	10/25/36	Aaa	134,413
1,801	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.335%	1/25/40	Aaa	244,745
2,593	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.085%	2/25/40	Aaa	344,076
1,909	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.483%	5/15/36	Aaa	303,181
2,000	First Franklin Mortgage Loan Trust, Collateralized Mortgage Obligation, Series 2005-FFH3	0.695%	9/25/35	B3	1,838,254
520	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	D	383,318
1,919	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-A7	2.238%	9/25/35	Caa2	1,668,687
2,288	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.665%	2/25/37	Caa3	1,545,184
270	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.632%	5/25/37	D	217,026
162	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.534%	8/25/37	D	132,757
2,332	Freddie Mac Collateralized Mortgage REMIC Series 3028, (I/O)	6.583%	9/15/35	Aaa	387,704
872	Freddie Mac Mortgage Loan, Series 3311 IB, (I/O)	6.243%	5/15/37	Aaa	142,432
2,191	Freddie Mac Multi-Class Certificates, (I/O)	6.133%	8/15/35	Aaa	305,333
1,203	Freddie Mac Multi-Class Certificates, (I/O)	6.833%	8/15/36	Aaa	196,826
2,443	Freddie Mac Multi-Class Certificates, (I/O)	6.533%	12/15/36	Aaa	372,694
1,848	Freddie Mac Multi-Class Certificates, (I/O)	6.503%	12/15/36	Aaa	198,051
1,357	Freddie Mac Multi-Class Certificates, (I/O)	6.233%	6/15/39	Aaa	175,483
3,424	Freddie Mac Multi-Class Certificates, (I/O)	6.053%	1/15/40	Aaa	489,754
3,089	Freddie Mac Multiclass Certificates, Series 3157, (I/O)	6.983%	5/15/36	Aaa	615,708
1,084	Freddie Mac Multiclass Certificates, Series 3502, (I/O)	5.983%	1/15/39	AAA	145,650
1,200	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A, (3)	4.687%	10/25/30	AA+	1,241,896
835	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2010-K6, 144A	5.358%	12/25/46	Aaa	887,152
370	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.818%	6/25/47	A–	365,799
4,655	Freddie Mac Multifamily Structured Pass-Through Certificates, Series 2011-K012, (I/O)	2.288%	1/25/41	Aaa	599,535
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.790%	1/25/43	Aaa	207,260
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.750%	11/25/40	Aaa	625,075
3,521	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.660%	7/25/41	Aaa	407,182
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.726%	9/25/41	Aaa	606,399
1,912	Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF01, (I/O)	1.969%	7/25/40	Aaa	244,582
855	Freddie Mac REMICS, (I/O)	6.403%	9/15/36	Aaa	116,433
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	371,871
1,558	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	1,259,350
1,169	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.001%	4/19/36	Caa3	995,472
1,493	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.395%	3/25/36	Caa3	1,279,931
2,371	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.615%	8/25/37	CCC	1,948,951
498	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.625%	3/25/47	D	412,104
2,294	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.627%	1/25/36	D	2,064,459
566	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	156,166
3,408	Granite Master Issuer PLC Series 2006-3	0.247%	12/20/54	Aaa	3,362,674

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$1,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates Series 2007-GG9	5.475%	3/10/39	BBB	$1,596,154
706	GSAA Home Equity Trust Series 2007-5	0.265%	3/25/47	CCC	396,369
958	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	713,161
1,802	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.747%	4/25/36	D	1,503,576
1,853	HarborView Mortgage Loan Trust 2006-12	0.406%	12/19/36	CC	1,219,147
2,370	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.425%	1/25/36	Caa1	1,963,152
158	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.223%	8/25/36	B2	154,003
1,488	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.654%	7/25/37	Caa2	1,356,624
2,345	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.378%	11/25/35	Caa3	1,885,477
198	IndyMac INDX Mortgage Loan Trust, Series 2006 AR25	2.717%	9/25/36	Ca	141,268
1,005	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.285%	7/25/36	D	749,764
1,068	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.355%	10/25/36	CCC	682,919
814	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.695%	3/25/36	Ca	543,731
2,409	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.158%	6/25/37	Ca	1,749,565
1,000	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	CC	830,295
905	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa2	942,301
423	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	352,143
1,937	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.545%	1/25/37	Caa3	1,266,914
1,300	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	1,311,800
700	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	723,433
2,400	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.425%	5/25/37	Caa1	1,725,396
457	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates, Series 2007-CH3	0.315%	3/25/37	Caa1	434,758
166	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.256%	7/25/36	CCC	80,578
1,329	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	2.590%	10/25/36	Caa2	1,112,460
630	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.755%	6/25/36	Caa2	514,588
218	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	2.730%	6/25/37	D	191,159
193	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S3	6.000%	8/25/37	D	169,650
800	LB UBS Commercial Mortgage Trust, Series 2006-C4	5.878%	6/15/38	Ba2	830,678
2,062	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2, (3)	2.544%	8/25/36	Caa2	1,814,429
2,208	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.158%	6/25/37	D	1,699,788
325	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.494%	12/25/35	CCC	303,141
1,200	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM, (3)	5.858%	6/12/50	B–	1,228,769
2,340	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006-HE1	0.455%	1/25/36	CCC	1,903,936
2,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.689%	4/15/49	Ba2	2,067,602
262	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.835%	3/25/36	Caa3	204,085
1,931	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	1,479,581
1,202	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.475%	9/25/37	CCC	1,007,271
1,847	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.425%	12/25/35	BB+	1,692,356
2,220	Mortgage IT Trust, Notes 2005-4	0.445%	10/25/35	BB+	1,960,265
525	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-AP3	5.607%	8/25/35	CCC	408,546
190	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	5.161%	4/25/35	B–	158,011
1,472	Renaissance Home Equity Loan Trust 2005-3, (3)	4.934%	8/25/35	Ba3	1,421,261
2,193	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	1,307,714
1,335	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.355%	7/25/36	Caa3	969,037
536	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1006-QS10	0.465%	8/25/36	Caa3	317,809
2,313	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.531%	9/25/35	Caa3	1,896,790

Nuveen Investments

JMT  Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$1,428	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	$1,188,895
609	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS8	6.000%	6/25/37	Caa3	455,157
1,039	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.777%	1/25/36	Caa3	769,426
829	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	653,726
361	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	286,421
184	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.615%	8/25/36	Ca	111,814
950	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.665%	7/25/35	B	798,739
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.455%	2/25/36	CCC	1,823,752
243	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	2.936%	9/25/35	Caa1	225,601
464	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.148%	4/25/37	Caa2	395,266
2,001	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.148%	4/25/37	Caa2	1,705,180
787	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	3.288%	2/25/36	Caa2	685,950
1,852	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1, (3)	2.462%	2/20/47	CCC	1,552,566
67	Sierra Receivables Funding Company, 144A	5.310%	11/20/25	BBB	68,057
284	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	295,015
89	SMA Issuer LLC 2012-LV1, 144A	3.500%	8/20/25	Baa3	89,587
291	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.915%	1/25/35	BB+	264,309
1,790	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.355%	7/25/37	CCC	1,329,874
2,023	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.737%	2/25/37	D	1,682,728
77	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.593%	10/25/37	Caa1	71,404
1,141	TAL Advantage LLC, Series 2013-1A A, 144A	2.830%	2/22/38	A	1,108,257
1,195	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2005-1, (3)	2.360%	4/25/45	A+	1,200,840
1,300	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B	1,249,401
1,175	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A, (3)	5.239%	10/15/44	BB	1,148,573
634	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.065%	11/25/36	D	533,361
538	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.016%	1/25/37	D	438,276
507	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	4.402%	6/25/37	D	433,958
1,853	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.086%	12/25/36	D	1,563,533
2,145	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,806,696
1,385	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA2	6.000%	6/25/37	D	1,238,108
950	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA6	2.671%	12/28/37	D	749,242
213	Wells Fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass-Through Certificates	2.612%	10/25/36	D	194,482
262	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.621%	10/25/36	Caa2	231,020
104	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	2.678%	10/25/36	CCC	97,133
1,133	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	5.917%	11/25/37	Caa2	1,011,383
2,211	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.625%	12/28/37	Caa3	2,008,126
699	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.631%	4/25/36	CC	673,673
266,875	Total Residential				171,732,151
$266,875	Total Mortgage-Backed Securities (cost $165,170,123)				171,732,151

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 0.5% (0.4% of Total Investments)
	Wireless Telecommunication Services – 0.5%
$625	GTP Acquisition Partners I LLC, 144A	4.704%	5/15/18	Ba3	$611,539
$625	Total Asset-Backed Securities (cost $625,000)				611,539
	Total Long-Term Investments (cost $165,795,123)				172,343,690
	Reverse Repurchase Agreements – (5.5)%				(6,759,379)
	Borrowings – (32.3)% (4), (5)				(39,450,000)
	Other Assets Less Liabilities – (3.2)%				(3,941,573)
	Net Assets – 100%				$122,192,738

Investments in Derivatives as of December 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	Short	(25)	3/14	$(2,982,813)	$40,551

For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(4)  Borrowings as a percentage of Total Investments is 22.9%.

(5)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

I/O  Interest only security.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2013

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Investments, at value (cost $536,967,488 and $165,795,123, respectively)	$562,659,680	$172,343,690
Receivables for:
Interest	1,810,193	698,488
Investments sold	25,563	536,361
Paydowns	174,654	176,031
Variation margin on futures contracts	9,719	2,344
Other assets	24,906	1,151
Total assets	564,704,715	173,758,065
Liabilities
Cash overdraft	6,029,346	4,989,028
Borrowings	124,550,000	39,450,000
Reverse repurchase agreements	22,744,303	6,759,379
Accrued expenses:
Management fees	530,372	164,590
Interest on borrowings	181,656	57,596
Trustees fees	25,744	1,053
Other	110,924	143,681
Total liabilities	154,172,345	51,565,327
Net assets	$410,532,370	$122,192,738
Shares outstanding	15,888,417	4,871,277
Net asset value per share outstanding	$25.84	$25.08
Net assets consist of:
Shares, $.01 par value per share	$158,884	$48,713
Paid-in surplus	372,785,508	115,762,122
Undistributed (Over-distribution of) net investment income	12,453,289	453,332
Accumulated net realized gain (loss)	(712,880)	(660,547)
Net unrealized appreciation (depreciation)	25,847,569	6,589,118
Net assets	$410,532,370	$122,192,738
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2013

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$26,639,989	$8,311,903
Expenses
Management fees	6,294,790	1,976,593
Interest expense	2,781,735	872,780
Shareholder servicing agent fees and expenses	172	183
Custodian fees and expenses	142,043	86,730
Trustees fees and expenses	15,357	4,858
Professional fees	149,246	136,949
Shareholder reporting expenses	64,738	29,138
Stock exchange listing fees	8,698	8,763
Investor relations expenses	36,802	12,932
Other expenses	22,509	15,753
Total expenses	9,516,090	3,144,679
Net investment income (loss)	17,123,899	5,167,224
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	48,981,092	16,966,227
Futures contracts	114,206	17,318
Swaps	52,571	16,216
Change in net unrealized appreciation (depreciation) of:
Investments	(33,375,923)	(13,160,964)
Futures contracts	121,075	27,349
Swaps	(92,156)	(28,410)
Net realized and unrealized gain (loss)	15,800,865	3,837,736
Net increase (decrease) in net assets from operations	$32,924,764	$9,004,960

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$17,123,899	$20,201,478	$5,167,224	$5,736,223
Net realized gain (loss) from:
Investments	48,981,092	180,281	16,966,227	71,525
Futures contracts	114,206	(139,719)	17,318	(50,287)
Options purchased	—	(97,940)	—	(29,521)
Swaps	52,571	—	16,216	—
Change in net unrealized appreciation (depreciation) of:
Investments	(33,375,923)	87,045,007	(13,160,964)	29,212,614
Futures contracts	121,075	51,136	27,349	17,954
Swaps	(92,156)	92,156	(28,410)	28,410
Net increase (decrease) in net assets from operations	32,924,764	107,332,399	9,004,960	34,986,918
Distributions to Shareholders
From net investment income	(22,966,633)	(22,430,270)	(6,959,097)	(7,291,241)
From accumulated net realized gains	(20,994,421)	(10,399,094)	(11,022,792)	(2,704,636)
Return of capital	(900,869)	—	(143,738)	—
Decrease in net assets from distributions to shareholders	(44,861,923)	(32,829,364)	(18,125,627)	(9,995,877)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	352,608	782,383	457,917	1,243,668
Net increase (decrease) in net assets applicable to shares from capital share transactions	352,608	782,383	457,917	1,243,668
Net increase (decrease) in net assets	(11,584,551)	75,285,418	(8,662,750)	26,234,709
Net assets at the beginning of period	422,116,921	346,831,503	130,855,488	104,620,779
Net assets at the end of period	$410,532,370	$422,116,921	$122,192,738	$130,855,488
Undistributed (Over-distribution of) net investment income at the end of period	$12,453,289	$(11,894,542)	$453,332	$(6,483,734)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended December 31, 2013

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$32,924,764	$9,004,960
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(240,615,367)	(76,873,862)
Proceeds from sales and maturities of investments	120,046,132	35,329,194
PPIP distributions	41,557,093	14,400,565
Proceeds from (Purchases of) short-term investments, net	12,089,428	4,545,121
Proceeds from (Payments for) swap contracts, net	52,571	16,216
Amortization (Accretion) of premiums and discounts, net	(5,212,321)	(1,640,918)
(Increase) Decrease in:
Deposits with brokers for open future contracts	111,075	33,131
Receivable for interest	(246,205)	(224,000)
Receivable for investments sold	(25,563)	(536,361)
Receivable for paydowns	(174,654)	(176,031)
Receivable for variation margin on futures contracts	(3,188)	(2,344)
Other assets	(5,878)	(198)
Increase (Decrease) in:
Payable for variation margin on futures contracts	(906)	(500)
Accrued management fees	59,622	17,771
Accrued interest on borrowings	181,656	57,596
Accrued Trustees fees	6,522	360
Accrued other expenses	(32,668)	(7,838)
Net realized (gain) loss from:
Investments	(48,981,092)	(16,966,227)
Paydowns	8,050,328	2,484,698
Swaps	(52,571)	(16,216)
Change in net unrealized (appreciation) depreciation of:
Investments	33,375,923	13,160,964
Swaps	92,156	28,410
Net cash provided by (used in) operating activities	(46,803,143)	(17,365,509)
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	6,029,346	4,989,028
Proceeds from Borrowings	124,550,000	39,450,000
Net borrowings through reverse repurchase agreements	(39,266,888)	(9,405,809)
Cash distributions paid to shareholders	(44,509,315)	(17,667,710)
Net cash provided by (used in) financing activities	46,803,143	17,365,509
Net Increase (Decrease) in Cash	—	—
Cash at the beginning period	—	—
Cash at the End period	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Statement of Cash Flows (continued)

Supplemental Disclosure of Cash Flow Information
	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash paid for interest (excluding borrowing costs)	$2,561,967	$800,993
Non-cash financing activities not included herein for reinvestments of share distributions	352,608	457,917

See accompanying notes to financial statements.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions							Total Returns
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value	Based on Net Asset Value(e)	Based on Market Value(e)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2013	$26.59	$1.08	$.99	$2.07	$(1.44)	$(1.32)	$(.06)	$(2.82)	$—	$25.84	$23.14	7.96%	(4.85)%
2012	21.89	1.27	5.50	6.77	(1.42)	(.65)	—	(2.07)	—	26.59	27.22	32.15	45.47
2011	25.63	1.91	(3.58)	(1.67)	(1.87)	—	(.20)	(2.07)	—	21.89	20.35	(6.90)	(12.68)
2010	23.89	1.81	1.90	3.71	(1.71)	(.24)	(.02)	(1.97)	— **	25.63	25.50	16.06	10.47
2009(b)	23.88	.02	.04	.06	—	—	—	—	(.05)	23.89	25.00	.06	.00
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2013	26.95	1.06	.79	1.85	(1.43)	(2.26)	(.03)	(3.72)	—	25.08	22.97	7.05	(1.84)
2012	21.78	1.19	6.05	7.24	(1.51)	(.56)	—	(2.07)	—	26.95	27.18	34.56	44.87
2011	25.64	1.90	(3.73)	(1.83)	(1.92)	(.07)	(.04)	(2.03)	—	21.78	20.40	(7.48)	(8.51)
2010(c)	23.88	1.19	1.96	3.15	(1.13)	(.21)	—	(1.34)	(.05)	25.64	24.38	13.20	3.07
	Borrowings at the End of Period(d)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Mortgage Opportunity Term Fund (JLS)
Year Ended 12/31:
2013	$124,550	$4,296
Mortgage Opportunity Term Fund 2 (JMT)
Year Ended 12/31:
2013	39,450	4,097

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)
	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)(h)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2013	$410,532	2.22%		3.99%		22%
2012	422,117	1.45		5.22		12
2011	346,832	1.44		7.90		23
2010	405,755	1.30		7.32		109
2009(b)	358,525	1.21	*	.96	*	0
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2013	122,193	2.38		3.91		21
2012	130,855	1.61		4.84		12
2011	104,621	1.58		7.86		35
2010(c)	123,159	1.45	*	5.68	*	135

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the period November 25, 2009 (commencement of operations) through December 31, 2009.

(c)  For the period February 23, 2010 (commencement of operations) through December 31, 2010.

(d)  The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.

(e)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(f)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets(d)(i)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2013	.65%
2012	.02
Ratios of Interest Expense to Average Net Assets(d)(i)
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2013	.66%
2012	.01

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(h)  For the fiscal years beginning after December 31, 2011, the Funds no longer exclude dollar roll transactions, where applicable.

(i)  The Fund did not invest in reverse repurchase agreements prior to the fiscal year ended December 31, 2012.

*  Annualized.

**  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Mortgage Opportunity Term Fund (JLS) ("Mortgage Opportunity Term (JLS)")

•  Nuveen Mortgage Opportunity Term Fund 2 (JMT) ("Mortgage Opportunity Term 2 (JMT)")

The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified closed-end registered investment companies. Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Wellington Management Company, LLP ("Wellington Management") and Nuveen Asset Management, LLC ("NAM"), a subsidiary of the Adviser, (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Wellington Management manages the Funds' investments in mortgage-backed securities ("MBS") and other permitted investments. NAM manages the Funds' investments in futures, options and swap contracts.

Investment Objectives

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund invests in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund," collectively, the "Feeder PPIP Funds"). At the beginning of the fiscal period, each Fund remained invested, through separate feeder funds, in a master fund (the "Master PPIP Fund") managed by Wellington Management that invests directly in MBS and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of the Treasury ("UST"). During the period, the Master PPIP Fund's investments were liquidated, its leverage was repaid and the remaining proceeds were returned to investors, including the Funds, in accordance with the terms of PPIP. Income and cash proceeds received by the Funds as part of this managed wind down have been invested by the Funds directly in MBS and other permitted investments in accordance with their investment objectives. Each Fund may also invest up to 20% of its Managed Assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed

Nuveen Investments

the custodian to earmark securities in the Fund's portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Funds receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular monthly distributions (a "Managed Distribution Program"), which each Fund adopted during the current fiscal period as approved by its Board of Trustees.

Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2013 and December 31, 2012, are reflected in the accompanying financial statements.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its Managed Assets.

Each Fund's indirect investment in the Master PPIP Fund was leveraged by non-recourse borrowings by the Master PPIP Fund under a credit agreement with the UST. During the period, the Master PPIP Fund was wound down and its leverage was repaid in accordance with the terms of PPIP.

In conjunction with the wind down of the Master PPIP Fund, each Fund during the period began to utilize reverse repurchase agreements and borrowings to replace the Master PPIP Fund's leverage.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than reverse repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Nuveen Investments

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of fixed-income securities and swap contracts are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Futures contracts are valued using the closing settlement price, or in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$560,639,154	$—	$560,639,154
Asset-Backed Securities	—	2,020,526	—	2,020,526
Derivatives:
Futures Contracts**	155,377	—	—	155,377
Total	$155,377	$562,659,680	$—	$562,815,057
Mortgage Opportunity Term 2 (JMT)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$171,732,151	$—	$171,732,151
Asset-Backed Securities	—	611,539	—	611,539
Derivatives:
Futures Contracts**	40,551	—	—	40,551
Total	$40,551	$172,343,690	$—	$172,384,241

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

PPIP Investments

On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP was designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. Pursuant to PPIP, public-private investment partnerships like the Master PPIP Fund were created through which privately raised capital and UST capital were pooled together to facilitate the purchase of PPIP eligible assets, which included certain RMBS and CMBS issued prior to 2009.

Nuveen Investments

Notes to Financial Statements (continued)

At the beginning of the current fiscal period, each Fund remained invested, through separate feeder funds, in the Master PPIP Fund. Each Fund's interest in its respective feeder fund is substantially identical to those of the other investors in the feeder fund in all material respects, except the Funds were not subject to the management fees of the feeder funds. Investors in each Fund, however, paid a management fee on each Fund's Managed Assets, which included total assets attributable to each Fund's direct investments and its indirect investment in the Master PPIP Fund, which was leveraged through a senior secured term loan facility with the UST. During the current fiscal period, the Master PPIP Fund's investments were liquidated, its leverage was repaid and the remaining proceeds were returned to investors, including the Funds, in accordance with the terms of PPIP.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. Each Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as "Reverse repurchase agreements" on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of "Interest expense" on the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of December 31, 2013, each Fund's outstanding balances on its reverse repurchase agreements were as follows:

Mortgage Opportunity Term (JLS)

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
JPMorgan	1.990%	$(4,060,000)	1/08/14	$(4,060,000)	$(4,079,301)
JPMorgan	1.890	(13,130,000)	1/08/14	(13,130,000)	(13,189,282)
JPMorgan	1.590	(5,455,000)	1/08/14	(5,455,000)	(5,475,720)
		$(22,645,000)		$(22,645,000)	$(22,744,303)

Mortgage Opportunity Term 2 (JMT)

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
JPMorgan	1.890%	$(5,325,000)	1/08/14	$(5,325,000)	$(5,349,042)
JPMorgan	1.590	(1,405,000)	1/08/14	(1,405,000)	(1,410,337)
		$(6,730,000)		$(6,730,000)	$(6,759,379)

During the fiscal year ended December 31, 2013, the average daily balance outstanding and weighted average interest rate on each Fund's reverse repurchase agreements were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average daily balance outstanding	$130,039,219	$40,675,781
Weighted average interest rate	1.89%	1.89%

The following table presents the reverse repurchase agreements, which are subject to netting agreements, as well as the collateral delivered related to those reverse repurchase agreements.

	Counterparty	Reverse Repurchase* Agreements	Collateral Pledged to Counterparty	Net Exposure
Mortgage Opportunity (JLS)
Reverse repurchase agreements	JPMorgan	$(22,744,303)	$22,744,303	$—
Mortgage Opportunity 2 (JMT)
Reverse repurchase agreements	JPMorgan	$(6,759,379)	$6,759,379	$—

*  Represents the gross value and accrued interest for the counterparty as reported in the preceeding table.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults,

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and the fair value of the collateral declines, realization of the collateral may be delayed or limited. As of December 31, 2013, the Funds did not have any repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Funds. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended December 31, 2013, the Funds used five- and/or ten-year U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the fiscal year ended December 31, 2013, was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of futures contracts outstanding*	$30,662,390	$9,597,688

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Mortgage Opportunity Term (JLS)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$155,377	—	$—
Mortgage Opportunity Term 2 (JMT)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$40,551	—	$—

* Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolios of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Mortgage Opportunity Term Fund (JLS)	Interest rate	Futures contracts	$114,206	$121,075
Mortgage Opportunity Term Fund 2 (JMT)	Interest rate	Futures contracts	17,318	27,349

Swap Contracts

Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate a Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of a Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended December 31, 2013, the Funds used interest rate swap contracts to manage the duration of the Funds' portfolios. The Funds exited these positions prior to the close of the fiscal period.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2013, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of interest rate swap contracts outstanding*	$23,680,000	$7,300,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Mortgage Opportunity Term Fund (JLS)	Interest rate	Swaps	$52,571	$(92,156)
Mortgage Opportunity Term Fund 2 (JMT)	Interest rate	Swaps	16,216	(28,410)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to

Nuveen Investments

pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares issued to shareholders due to reinvestment of distributions	12,663	31,983	16,386	50,691

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2013, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases of investment securities and contributions to the PPIP limited partnership	$240,615,367	$76,873,862
Sales and maturities of investment securities and distributions to the PPIP limited partnership	120,046,132	35,329,194

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of taxable income from the feeder PPIP funds' investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$524,514,200	$165,341,790
Gross unrealized:
Appreciation	$42,929,697	$8,329,867
Depreciation	(4,784,217)	(1,327,967)
Net unrealized appreciation (depreciation) of investments	$38,145,480	$7,001,900

Nuveen Investments

Notes to Financial Statements (continued)

Permanent differences, primarily due to investments in MBS, partnership income, return of capital distributions, and distribution character reclassifications, resulted in reclassifications among the Funds' components of net assets as of December 31, 2013, the Funds' tax year-end as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in-surplus	$(900,869)	$(143,738)
Undistributed (Over-distribution of) net investment income	37,408,135	11,073,586
Accumulated net realized gain (loss)	(36,507,266)	(10,929,848)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds' tax year end, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds' tax years ended December 31, 2013 and December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$22,966,633	$7,167,835
Distributions from net long-term capital gains[2]	20,994,421	10,814,054
Return of capital	900,869	143,738

1  Net ordinary income consists of net taxable income derived from dividends and interest and net current year earnings and profits attributable to realized gains.

2  The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.

2012	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$24,064,994	$8,325,574
Distributions from net long-term capital gains	8,764,370	1,670,303
Return of capital	—	—

1  Net ordinary income consists of net taxable income drived from dividends and interest and net current year earnings and profits attributable to realized gains.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term (JMT)
Post-October capital losses[3]	$388,148	$586,481
Late-year ordinary losses[4]	—	—

3  Capital losses incurred from each Fund's commencement of operations through December 31, 2013, the Funds' tax year end.

4  Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund's total annual management fee. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets[5]	Fund-Level Fee Rate
For the first $125 million	.9500%
For the next $125 million	.9375
For the next $150 million	.9250
For managed assets over $400 million	.9125

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level[6]	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

5  "Managed Assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP).

6  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for each of these Funds was .1686%.

Each Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As of December 31, 2013, Nuveen owned 4,200 shares of each Fund.

8. Borrowing Arrangements

Borrowings

On November 14, 2013, each Fund entered into a credit agreement ("Borrowings") with Societe Generale as a means of leverage. Each Fund's maximum commitment amount under its Borrowings is as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Maximum commitment amount	$148,000,000	$46,500,000

As of December 31, 2013, each Fund's outstanding balance on its Borrowings was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Outstanding balance on Borrowings	$124,550,000	$39,450,000

Nuveen Investments

Notes to Financial Statements (continued)

During the period November 14, 2013 through December 31, 2013, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average daily balance outstanding	$105,078,125	$33,376,042
Average annual interest rate	1.69%	1.69%

Interest charged on the outstanding balance on Borrowings for each Fund was equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense and fees incurred on the the Borrowings are recognized as a component of "Interest expense" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

	JLS	JMT
Shares Repurchased	—	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25–30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the fund's investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Moody's/RCA Commercial Property Price Index: An index that measures price changes in U.S. commercial real estate based on completed sales of the same commercial properties over time, or the "repeat-sales" methodology. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

■  Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

Nuveen Investments

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

■  S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class lll	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class lll	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class l

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				206
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class ll

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				206
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class l	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class l	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class l	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class lI

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	132
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class lll	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				206
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	100
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				206
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	206
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				206
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-K-1213D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Mortgage Opportunity Term Fund 2

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2013	$45,171	$0	$76,332	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2012	$42,512	$0	$64,402	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2013	$76,332	$0	$0	$76,332
December 31, 2012	$64,402	$0	$0	$64,402

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Wellington Management Company, LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (Wellington Management and Nuveen Asset Management are collectively referred to herein as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

WELLINGTON MANAGEMENT

The registrant has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies Policy and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies Policy and Procedures. The Corporate Governance Group within Wellington Management’s Corporate Operations Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”), and Wellington Management Company, LLP (“Wellington Management”) as Sub-Advisers to provide discretionary investment advisory services.  Nuveen Asset Management is responsible for determining whether and to what extent the registrant invests in a public-private investment partnership established pursuant to the U.S. Treasury’s Public-Private Investment Program.  Wellington Management exercises day-to-day responsibility for managing the registrant’s direct investments in mortgage-backed securities and other permitted investments.  The following section provides information on the persons at the Sub-Advisers who are primarily responsible for the day-to-day management of the registrant’s portfolio:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHY

John V. Miller, CFA, Managing Director and Co-Head of Fixed Income at Nuveen Asset Management, has served as a portfolio manager of the registrant since its inception.  Mr. Miller joined Nuveen in 1996 as a municipal credit analyst and moved into portfolio management in 2000. He became a managing director and head of Nuveen’s portfolio managers in 2006, and he became Nuveen’s Chief Investment Officer in 2007, supervising all of Nuveen’s fixed-income investment activities. Mr. Miller earned his BA in economics and political science from Duke University, an MA in economics from Northwestern University, and an MBA with honors in finance from the University of Chicago.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
John V. Miller	Registered Investment Company	9	$13.17 billion
	Other Pooled Investment Vehicles	7	$551.7 million
	Other Accounts	13	$5 million

*   Assets are as of December 31, 2013.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JMT SECURITIES AS OF DECEMBER 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Miller	X

WELLINGTON MANAGEMENT

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHY

Michael F. Garrett, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the registrant since its inception.  Mr. Garrett joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AS OF DECEMBER 31, 2013

	All Accounts						Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($millions)

Michael F. Garrett	12	$30.47	9	$1.86	17	$6.91	0	0	0	$0	0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the  Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager.  Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).         PORTFOLIO MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Mortgage Opportunity Term Fund 2.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm.  The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  The incentive paid to the Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a partner of the firm.

Item 8(a)(4).         OWNERSHIP OF JMT SECURITIES AS OF DECEMBER 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Garrett	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 7, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 7, 2014